Exhibit 99, Table of Transactions

Larry A. Mizel transaction February 2, 2007

 3600 shares at 60.23

 1700 shares at 60.23

 2900 shares at 60.23

   300 shares at 60.22

   300 shares at 60.22

   200 shares at 60.21

   600 shares at 60.21

 1500 shares at 60.20

 1372 shares at 60.19

   300 shares at 60.19

   100 shares at 60.19

   300 shares at 60.19

   466 shares at 60.18

 1500 shares at 60.18

   100 shares at 60.18

 1100 shares at 60.17

   500 shares at 60.17

   900 shares at 60.16

   600 shares at 60.16

   200 shares at 60.15

   400 shares at 60.15

 1306 shares at 60.14

 1164 shares at 60.14

   100 shares at 60.14

   100 shares at 60.14

 2700 shares at 60.13

   400 shares at 60.13

   100 shares at 60.13

 1100 shares at 60.13

     63 shares at 60.13

 2700 shares at 60.12

   800 shares at 60.12

 1100 shares at 60.12

   800 shares at 60.12

 2000 shares at 60.11

 1200 shares at 60.11

 2200 shares at 60.11

 1500 shares at 60.11

10943 shares at 60.1

 3500 shares at 60.10

 1200 shares at 60.10

 2500 shares at 60.10

   600 shares at 60.09

   900 shares at 60.09

 1400 shares at 60.09

 3300 shares at 60.09

 4829 shares at 60.08

 1900 shares at 60.08

   600 shares at 60.08

 1000 shares at 60.08

   371 shares at 60.07

   300 shares at 60.07

 1400 shares at 60.06

   400 shares at 60.06

   400 shares at 60.06

   700 shares at 60.05

 1900 shares at 60.05

   700 shares at 60.05

   100 shares at 60.04

   200 shares at 60.04

   668 shares at 60.03

   100 shares at 60.03

   580 shares at 60.02

   600 shares at 60.02

   600 shares at 60.02

   800 shares at 60.01

 1500 shares at 60.01

   500 shares at 60.01

    200 shares at 60.01

11316 shares at 60.00

 3322 shares at 60.00

 2000 shares at 60.00

   400 shares at 60.00

   200 shares at 60.08

   100 shares at 60.08

   300 shares at 60.06

 1100 shares at 60.06

   200 shares at 60.06

   100 shares at 60.05

 2800 shares at 60.04

   500 shares at 60.04

 1646 shares at 60.02

 1400 shares at 60.02

   200 shares at 60.02

   100 shares at 60.02

   200 shares at 60.01

   100 shares at 60.01

 1000 shares at 60.01

   100 shares at 60.01

 7321 shares at 60.00

   700 shares at 60.00

18558 shares at 60.00

136,625 total shares sold at an average sale price of $60.0734 per share.